UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2026

Xtend AI Robotics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42538	38-4385227
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5247 Crossroads Park Drive
Tampa, Florida	33610
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (813) 621-8965

JFB Construction Holdings

1300 S. Dixie Highway, Suite B

Lantana, Florida 33462

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	XTND	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On September 3, 2026 (the “Closing Date”), pursuant to the Agreement and Plan of Merger, dated as of February 13, 2026, as amended on March 21, 2026 and July 16, 2026 and as amended and restated to date, (the “Merger Agreement”), by and among Xtend AI Robotics, Inc., a Delaware corporation (the “Company”), JFB Construction Holdings, a Nevada corporation (“JFB”), XT Merger Sub 2, Inc., a Nevada corporation and a direct, wholly-owned subsidiary of the Company (“Merger Sub II”), and Xtend Reality Expansion Ltd., a company organized under the laws of the State of Israel (“Xtend”), (i) XOS Robotics Ltd, an Israeli shell company formed by the Company under the laws of the State of Israel as a direct, wholly-owned subsidiary of the Company merged with and into Xtend (the “Xtend Merger”) with Xtend surviving as a direct, wholly-owned subsidiary of the Company and (ii) immediately after the Xtend Merger, Merger Sub II merged with and into JFB (the “Redomestication” and together with the Xtend Merger, the “Mergers”) with JFB surviving as a direct, wholly-owned subsidiary of the Company.

The Merger Agreement and the transactions contemplated thereby, including the Mergers, were previously described in the Registration Statement on Form S-4, as amended, filed by the Company, which was declared effective by the United States Securities and Exchange Commission (the “SEC”) on August 11, 2026, and in the information statement/prospectus of the Company, dated August 11, 2026 (the “Information Statement/Prospectus”).

Item 2.01	Completion of Acquisition or Disposition of Assets.

On the Closing Date, as a result of the Mergers, the Company became the parent of JFB and Xtend. All defined terms used in this summary of the Merger Agreement that are not otherwise defined herein have the meanings ascribed to such terms in the Merger Agreement.

As a result of the Redomestication, each outstanding share of JFB Class A common stock, par value $0.0001 per share, and JFB Class B common stock, par value $0.0001 per share, issued and outstanding immediately prior to the effective time of the Redomestication (the “Redomestication Effective Time”), except for certain specified shares of JFB Class A or Class B common stock owned by any direct or indirect subsidiary of JFB or owned or held in the treasury by JFB, converted automatically into the right to receive one share of common stock, par value $0.0001 per share, of the Company (“Company Common Stock”). Each share of JFB Series C preferred stock, par value $0.0001 per share, outstanding immediately prior to the Redomestication converted into 3.676 shares of JFB Class A common stock, each of which then converted into the right to receive one share of Company Common Stock, subject to certain limitations. Former holders of JFB Series C preferred stock and JFB common stock purchase warrants may not acquire more than 4.99% of the outstanding shares of Company Common Stock. To the extent a holder of JFB Series C preferred stock or JFB common stock purchase warrants would have otherwise acquired a greater percentage of Company Common Stock, such holder instead received pre-funded warrants exercisable for Company Common Stock which are subject to a 4.99% beneficial ownership cap. A total of 27,544,248 pre-funded warrants to purchase Company Common Stock were issued as a result of the Redomestication. A copy of the Form of Pre-Funded Warrant is filed as Exhibit 4.1 hereto.

As a result of the Xtend Merger, each outstanding Xtend ordinary share, par value NIS 0.01 per share (the “Xtend Ordinary Shares”) (including the outstanding Xtend preferred shares and simple agreements for future equity (other than those owned by JFB), which converted into Xtend Ordinary Shares immediately prior to the closing of the Xtend Merger) that was issued and outstanding immediately prior to the effective time of the Xtend Merger (the “Xtend Merger Effective Time”), but excluding certain specified Xtend Ordinary Shares owned by any direct or indirect subsidiary of Xtend or owned or held in the treasury by Xtend, converted automatically into the right to receive 1.36324 shares of Company Common Stock.

In addition, at the Redomestication Effective Time, each JFB option that was outstanding and unexercised immediately prior to the Redomestication Effective Time and each restricted stock unit award that was outstanding immediately prior to the Redomestication Effective Time was converted into an equivalent equity award of the Company, on the same terms and conditions as were applicable under the JFB equity award immediately prior to the Redomestication Effective Time (including status of vesting and vesting schedule), with respect to a number of shares of Company Common Stock equal to the number of shares of JFB common stock subject to such JFB equity award immediately prior to the Redomestication Effective Time.

Immediately prior to the Xtend Merger Effective Time, certain options to purchase shares of Xtend granted under the XTEND 2019 Share Option Plan and the U.S. and Singapore sub-plans that were outstanding and unexercised immediately prior to the Xtend Merger Effective Time (the “Xtend Options”) were fully accelerated (the “Accelerated Xtend Option”) and converted into a stock option of the Company to purchase a number of shares of Company Common Stock equal to the number of Xtend Ordinary Shares underlying the Xtend Options immediately prior to the Xtend Merger Effective Time multiplied by the exchange ratio of 1.36324 (and rounded down to the nearest whole share), in the same tax track and at a per-share exercise price equal to the per-share exercise price applied to such Xtend Option immediately prior to the Xtend Merger Effective Time divided by the exchange ratio (rounded up to the nearest whole cent).

At the Xtend Merger Effective Time, each unvested Xtend Option that is not an Accelerated Xtend Option and each vested Xtend Option (taking into account any acceleration of vesting as a result of the consummation of the Xtend Merger) ceased to represent a right to acquire Xtend Ordinary Shares and was assumed by the Company and converted into a stock option of the Company to purchase a number of shares of Company Common Stock equal to the number of Xtend Ordinary Shares underlying the Xtend Option immediately prior to the Xtend Merger Effective Time multiplied by the exchange ratio (rounded down to the nearest whole share), in the same tax track and at a per-share exercise price equal to the per-share exercise price applied to such Xtend Option immediately prior to the Xtend Merger Effective Time divided by the exchange ratio (rounded up to the nearest whole cent).

Immediately following the consummation of the Mergers, former shareholders of Xtend own 87.41% of the fully-diluted voting power of the Company and 79.61% of the fully-diluted economic ownership of the Company, and former stockholders of JFB own 12.59% of the fully-diluted voting power of the Company and 20.39% of the fully-diluted economic ownership of the Company.

The foregoing description of the Merger Agreement and the Mergers is qualified in its entirety by reference to the full text of the Merger Agreement, Amendment No. 1 to the Merger Agreement and Amendment No. 2 to the Merger Agreement, copies of which are filed as Exhibits 2.1, 2.2 and 2.3, respectively, of this Current Report on Form 8-K and are incorporated by reference herein.

The information set forth in the “Explanatory Note” of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On the Closing Date, as a result of the Mergers, the Company became the parent of JFB and Xtend as well as a guarantor of Xtend’s obligations under the Amended and Restated Facility Agreement, dated as of April 26, 2026, by and between Xtend and Bank Hapoalim B.M. A summary of the principal terms of the credit facility with Bank Hapoalim B.M. is set forth in the section titled “Management Discussion and Analysis of Xtend” contained in the Information Statement/Prospectus, which summary is incorporated herein by reference. Such summary is qualified in its entirety by reference to the full text of the Amended and Restated Facility Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

The information set forth in the “Explanatory Note” and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the “Explanatory Note” of this Current Report on Form 8-K is incorporated herein by reference.

On September 1, 2026, JFB notified the Nasdaq Stock Market LLC (“Nasdaq”) of the anticipated consummation of the Mergers and requested that Nasdaq halt trading of the shares of JFB common stock (the “JFB Shares”), effective as of 4:00 p.m. Eastern Time, on September 3, 2026. On September 3, 2026,

JFB (i) notified Nasdaq of the consummation of the Mergers and its intent to remove all JFB Shares from listing on The Nasdaq Capital Market and (ii) requested that Nasdaq (A) suspend trading of the JFB Shares and (B) file with the SEC a Form 25 to remove the JFB Shares from listing on The Nasdaq Capital Market and deregister the JFB Shares pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The JFB Shares ceased trading on The Nasdaq Capital Market effective prior to the opening of trading on September 4, 2026. After effectiveness of the Form 25, JFB intends to file with the SEC a certification and notice of termination on Form 15 to terminate the registration of the JFB Shares under the Exchange Act and suspend JFB’s reporting obligations under Section 13 and Section 15(d) of the Exchange Act. Following the consummation of the Mergers, shares of Company Common Stock is expected to begin trading on The New York Stock Exchange (the “NYSE”) under the ticker symbol “XTND” on September 4, 2026.

Item 3.03	Material Modification to Rights of Security Holders.

A summary of the principal changes to the rights of holders of Company Common Stock following the Closing Date is set forth in the section titled “Comparison of Stockholders Rights” of the Information Statement/Prospectus, which summary is incorporated herein by reference. Such summary is qualified in its entirety by reference to the full text of the Amended and Restated Charter (as defined below) and Amended and Restated Bylaws (as defined below), which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The information set forth in the “Explanatory Note” and Items 2.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The information set forth in the “Explanatory Note” and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

Effective as of the Closing Date, the following individuals were appointed to serve on the Company board of directors (“Board”):

•	Aviv Shapira;

•	Reuven Liani;

•	Peter Kash;

•	Austin Miller; and

•	Erez Simha.

Effective as of the Closing Date, the following committees of the Board were established and constituted as follows:

•	Audit Committee: Erez Simha (Chair), Peter Kash, Austin Miller;

•	Compensation Committee: Erez Simha (Chair), Austin Miller, Peter Kash; and

•	Nominating and Corporate Governance Committee: Peter Kash (Chair), Austin Miller, Erez Simha.

Appointment of Officers

In connection with the Mergers, effective as of the Closing Date, Joseph F. Basile III was appointed as the Company’s Executive Vice President of Construction Operations; Reuven Liani was appointed as the Company’s Chief Technology Officer; Amir Ofri was appointed as the Company’s Chief Operating Officer; Matteo Shapira was appointed as the Company’s Chief AI Officer; and Mor Swiel was appointed as the Company’s Chief Legal Counsel, in each case pursuant to the terms of the Merger Agreement.

Matteo Shapira is the brother of Aviv Shapira, the Chief Executive Officer of the Company. There are no other family relationships between any members or nominees of the Board and any of the Company’s executive officers.

Biographical information and business experience required by Item 5.02(d) with respect to the directors of the Company following the consummation of the Mergers and of Messrs. A. Shapira, Horesh (the Chief Financial Officer), Basile, Liani, Ofri, M. Shapira and Swiel required by Item 5.02(c) are described under the sections “Management and Directors of New PubCo After the Mergers – Board of Directors” and “Management and Directors of New PubCo After the Mergers – Management” of the Information Statement/Prospectus and are incorporated herein by reference.

The Company’s directors and the foregoing named officers have entered into customary indemnification agreements that provide them, in general, with customary indemnification in connection with their service to the Company or on its behalf. The foregoing description of the indemnification agreements is qualified in its entirety by reference to the full text of each indemnification agreement, forms of which are filed as Exhibits 10.2 and 10.3 hereto and are incorporated herein by reference.

Director Compensation

Following the consummation of the Mergers, the Company implemented a policy pursuant to which each non-employee director receives an annual director fee of $60,000 as well as an additional annual fee of $20,000 for service as the chair of the audit committee and an additional annual fee of $10,000 for service (excluding as chair) on the audit committee. The policy provides for an additional annual fee of $15,000 for service as the chair of the compensation committee and an additional annual fee of $7,500 for service (excluding as chair) on the compensation committee and an annual fee of $10,000 for service as the chair of the nominating and corporate governance committee and an additional annual fee of $5,000 for service (excluding as chair) on the nominating and corporate governance committee. The Non-Executive Chair of the Board will receive an additional $30,000 per year, effective upon the commencement of the third fiscal year following the date on which the Company Common Stock first listed on the NYSE. For the avoidance of doubt, the Non-Executive Chair shall receive no compensation for serving as Non-Executive Chair during the first two fiscal years following the date on which the Company Common Stock first listed on the NYSE. The Lead Independent Director, if any, will receive $22,500 per year.

In addition, in recognition of the increased director availability expected during the Company’s initial period as a public company, each director will also receive a supplemental cash retainer of $25,000 per fiscal quarter for eight fiscal quarters, beginning with the fiscal quarter in which the Company Common Stock is first listed on the NYSE, paid quarterly in arrears and pro-rated for partial service (including for the initial quarter based on the listing date). Total annual cash compensation paid to any director under this policy will not exceed $160,000 in any fiscal year, and any excess will reduce the supplemental retainer. The supplemental retainer terminates automatically after the eighth such quarter.

Effective as of the Closing Date, each non-employee director who is serving and will continue to serve on the Board was granted a restricted stock unit award with a grant date value of $300,000, calculated based on the product of the average closing market price on the NYSE of one share of Company Common Stock on the Closing Date and the aggregate number of shares of Company Common Stock underlying the award. These restricted stock unit awards will vest in equal annual installments over a period of three years.

Each non-employee director will also receive an annual restricted stock unit award with a grant date value of $150,000, calculated based on the product of the average closing market price on the NYSE of one share of Company Common Stock on the date of grant and the aggregate number of shares of Company Common Stock underlying the award. Each annual equity grant will vest in full on the earlier of one year from the date of grant or the date prior to the Company’s next annual meeting date.

Officer Compensation

Employment Agreements

On the Closing Date, Xtend entered into employment agreements with each of Messrs. A. Shapira, Horesh, Liani, Ofri, M. Shapira and Swiel (the “Employment Agreements”). A summary of the principal terms of the Employment Agreements is set forth in the section titled “Management and Directors of New PubCo After the Mergers” contained in the Information Statement/Prospectus, which summary is incorporated herein by reference. Such summary is qualified in its entirety by reference to the full text of the Employment Agreements, copies of which are filed as Exhibits 10.4, 10.5, 10.6, 10.7, 10.8 and 10.9 hereto, respectively, and are incorporated herein by reference.

Equity Awards

Following the consummation of the Mergers, Mr. Horesh received an initial grant of 300,000 restricted stock units, subject to the terms and conditions of the Restricted Stock Unit Award Agreement, which will vest monthly over 36 months. Subject to Mr. Horesh’s continued employment, Mr. Horesh’s employment agreement provides that the Board or its compensation committee will make similar grants on the first and second anniversaries of the initial grant, and he also received a one-time grant of 3,000,000 restricted stock units which will be subject to the terms and conditions of the Restricted Stock Unit Award Agreement and vest monthly over 36 months. The vesting schedule also includes an acceleration provision pursuant to which 100% of the then outstanding and unvested restricted stock units granted thereunder shall become fully vested immediately upon the termination of Mr. Horesh’s employment without Cause or by Mr. Horesh for Good Reason (each as defined in his employment agreement).

Following the consummation of the Mergers, Mr. Liani was awarded an initial grant of 300,000 restricted stock units, subject to the terms and conditions of the Restricted Stock Unit Award Agreement, which will vest monthly over 36 months. However, this award is conditioned on the occurrence of an increase of shares available for issuance under the 2026 Plan expected to occur on January 1, 2027 (the “Contingency”). Subject to Mr. Liani’s continued employment, Mr. Liani’s employment agreement provides that the Board or its compensation committee will make similar grants on the first and second anniversaries of the initial grant. It awarded a one-time grant of 5,000,000 restricted stock units which will be subject to the terms and conditions of the Restricted Stock Unit Award Agreement and vest monthly over 36 months. The one-time grant is conditioned on the Contingency. The vesting schedule also includes an acceleration provision pursuant to which 100% of the then outstanding and unvested restricted stock units granted thereunder will become fully vested immediately upon the termination of Mr. Liani’s employment without Cause or by Mr. Liani for Good Reason (each as defined in his employment agreement).

Following the consummation of the Mergers, Mr. Ofri received an initial grant of 160,000 restricted stock units, subject to the terms and conditions of the Restricted Stock Unit Award Agreement, which will vest monthly over 36 months. Subject to Mr. Ofri’s continued employment, Mr. Ofri’s employment agreement provides that the Board or its compensation committee will make similar grants on the first and second anniversaries of the initial grant.

Following the consummation of the Mergers, Mr. A. Shapira received an initial grant of 450,000 restricted stock units, subject to the terms and conditions of the Restricted Stock Unit Award Agreement, which will vest monthly over 36 months. Subject to Mr. A. Shapira’s continued employment, Mr. A. Shapira’s employment agreement provides that the Board or its compensation committee will make similar grants on the first and second anniversaries of the initial grant, and he also received a one-time grant of 5,000,000 restricted stock units which will be subject to the terms and conditions of the Restricted Stock Unit Award Agreement and vest monthly over 36 months. The vesting schedule also includes an acceleration provision pursuant to which 100% of the then outstanding and unvested restricted stock units granted thereunder will become fully vested immediately upon the termination of Mr. A. Shapira’s employment without Cause or by Mr. A. Shapira for Good Reason (each as defined in his employment agreement).

Following the consummation of the Mergers, Mr. M. Shapira was awarded an initial grant of 300,000 restricted stock units, subject to the terms and conditions of the Restricted Stock Unit Award Agreement, which will vest monthly over 36 months. However, this award is conditioned on the occurrence of the Contingency. Subject to Mr. M. Shapira’s continued employment, Mr. M. Shapira’s employment agreement provides that the Board or its compensation committee will make similar grants on the first and second anniversaries of the initial grant, and he was also awarded a one-time grant of 5,000,000 restricted stock units which will be subject to the terms and conditions of the Restricted Stock Unit Award Agreement and vest monthly over 36 months. The one-time grant is conditioned on the Contingency. The vesting schedule also includes an acceleration provision pursuant to which 100% of the then outstanding and unvested restricted stock units granted thereunder will become fully vested immediately upon the termination of Mr. M. Shapira’s employment without Cause or by Mr. M. Shapira for Good Reason (each as defined in his employment agreement).

Following the consummation of the Mergers, Mr. Swiel received an initial grant of 180,000 restricted stock units, subject to the terms and conditions of the Restricted Stock Unit Award Agreement, which will vest monthly over 36 months. Subject to Mr. Swiel’s continued employment, Mr. Swiel’s employment agreement provides that the Board or its compensation committee will make similar grants on the first and second anniversaries of the initial grant, and he also received a one-time grant of 250,000 restricted stock units which will be subject to the terms and conditions of the Restricted Stock Unit Award Agreement and vest monthly over 36 months. The vesting schedule also includes an acceleration provision pursuant to which 100% of the then outstanding and unvested restricted stock units granted thereunder will become fully vested immediately upon the termination of Mr. Swiel’s employment without Cause or by Mr. Swiel for Good Reason (each as defined in his employment agreement).

Each of the foregoing awards of restricted stock units was granted under the Company’s 2026 Equity Incentive Plan (the “Incentive Plan”) and the sub-plan thereunder for participants who are residents of the State of Israel (the “Israeli Sub-Plan”). The awards granted to Messrs. Horesh, Ofri, A. Shapira, M. Shapira R. Liani and Swiel, each of whom is an Israeli resident employed by the Company’s Israeli subsidiary, Xtend Reality Expansion Ltd., are intended to qualify as “trustee” awards under the capital gains track of Section 102 of the Israeli Income Tax Ordinance, 5721 - 1961, and the rules and regulations promulgated thereunder (“Section 102”). Accordingly, such awards, together with any shares of common stock issued upon settlement thereof and any rights distributed in respect thereof, will be issued to, and held by or subject to the control of, a trustee approved by the Israel Tax Authority (the “ITA”) for the benefit of the applicable grantee for at least the minimum holding period prescribed by Section 102, and the availability of the capital gains tax treatment under Section 102 is subject to the satisfaction of the conditions thereof, including such holding period. The grant of such awards is subject to, and conditioned upon, and will enter into force only after the filing of the Incentive Plan and the Israeli Sub-Plan with, and the approval thereof by, the ITA in accordance with Section 102 and the lapse of 30 days from the filing of such documents with the ITA and therefore , and no such award will be granted, or be deemed to have been granted, for purposes of Section 102 prior to the expiration of 30 days following such filing.

2026 Equity Incentive Plan

On February 13, 2026, the Company adopted, and stockholders of the Company approved, the 2026 Equity Incentive Plan (the “2026 Plan”), effective as of the Closing Date, and the forms of award agreements thereunder. A summary of the principal terms of the 2026 Plan is set forth in the section titled “Compensation Programs of New PubCo After the Mergers” contained in the Information Statement/Prospectus, which summary is incorporated herein by reference. Such summary is qualified in its entirety by reference to the full text of the 2026 Plan, a copy of which is filed as Exhibit 10.10 hereto and is incorporated herein by reference. Copies of forms of award agreements under the 2026 Plan are filed as Exhibits 10.11 and 10.12 hereto and are incorporated herein by reference.

2026 Employee Stock Purchase Plan

On February 13, 2026, the Company adopted, and stockholders of the Company approved, the 2026 Employee Stock Purchase Plan (the “2026 ESPP”), effective as of the Closing Date. A summary of the principal terms of the 2026 ESPP is set forth in the section titled “Compensation Programs of New PubCo After the Mergers” contained in the Information Statement/Prospectus, which summary is incorporated herein by reference. Such summary is qualified in its entirety by reference to the full text of the 2026 ESPP, a copy of which is filed as Exhibit 10.13 hereto and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On the Closing Date, in connection with the Mergers, the Company amended and restated its Certificate of Incorporation (the “Amended and Restated Charter”) and Bylaws (the “Amended and Restated Bylaws”), the terms of which are described under the sections “Description of New PubCo’s Capital Stock” and “Comparison of Stockholder Rights” of the Information Statement/Prospectus and are incorporated herein by reference. Copies of the Amended and Restated Charter and Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2, respectively, hereto and are incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On the Closing Date, the Company adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions and that relates to elements of the code of ethics definition enumerated in Item 406(b) of Regulation S-K, a copy of which is available on the Company’s website at https://www.xtend.me/ir. The information on the Company’s website does not constitute part of this Current Report on Form 8-K and is not incorporated herein by reference.

Item 8.01	Other Events

At the Redomestication Effective Time, the Company became the successor issuer to JFB pursuant to Rule 12g-3(a). Pursuant to Rule 12g-3(a), shares of Company Common Stock, as the common stock of the successor issuer, were deemed registered under Section 12(b) of the Exchange Act. The Company hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of the Business Acquired

The audited consolidated balance sheets of Xtend as of December 31, 2025 and 2024, the related consolidated statements of comprehensive loss, convertible preferred shares and shareholders’ deficit, and cash flows for each of the two years ended December 31, 2025 and the related notes are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited condensed consolidated balance sheets of Xtend as of June 30, 2026 and December 31, 2025, the related condensed consolidated statements of comprehensive loss, convertible preferred shares and shareholders’ deficit, and cash flows for the six months ended June 30, 2026 and 2025 and the related notes are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

The audited balance sheet of Atlas Aerospace SIA. as of December 31, 2024, the related statements of comprehensive loss, shareholders’ deficit, and cash flows for the year ended December 31, 2024 and the related notes are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

The unaudited condensed balance sheet of Atlas Aerospace SIA. as of September 30, 2025, the related condensed statements of comprehensive loss, shareholders’ deficit, and cash flows for the nine months ended September 30, 2025 and the related notes are filed as Exhibit 99.4 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of June 30, 2026, and the unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2026 and the year ended December 31, 2025 are filed as Exhibit 99.5 hereto and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1+	Agreement and Plan of Merger, dated February 13, 2026, by and among JFB Construction Holdings, Xtend AI Robotics, Inc., XT Merger Sub 2, Inc., and Xtend Reality Expansion Ltd. (incorporated by reference to Exhibit 2.1 of the Company’s registration statement on Form S-4 filed with the SEC on April 28, 2026).

2.2+	Amendment No. 1 to Agreement and Plan of Merger, dated March 21, 2026, by and among JFB Construction Holdings, Xtend AI Robotics, Inc., XT Merger Sub 2, Inc., and Xtend Reality Expansion Ltd. (incorporated by reference to Exhibit 2.2 of the Company’s registration statement on Form S-4 filed with the SEC on April 28, 2026).

2.3+	Amendment No. 2 to Agreement and Plan of Merger, dated July 16, 2026, by and among JFB Construction Holdings, Xtend AI Robotics, Inc., XT Merger Sub 2, Inc., and Xtend Reality Expansion Ltd. (incorporated by reference to Exhibit 2.3 of the Company’s registration statement on Form S-4 filed with the SEC on July 16, 2026).

3.1	Amended and Restated Certificate of Incorporation of Xtend AI Robotics, Inc.

3.2	Amended and Restated Bylaws of Xtend AI Robotics, Inc.

4.1	Form of Pre-Funded Warrant (incorporated by reference to Exhibit 4.1 of the Company’s registration statement on Form S-4 filed with the SEC on April 28, 2026).

10.1	Amended and Restated Facility Agreement, dated as of April 26, 2026, by and between Xtend Reality Expansion Ltd. and Bank Hapoalim B.M.

10.2#	Form of Officer Indemnification Agreement (incorporated by reference to Exhibit 10.17 of Amendment No. 1 to the Company’s registration statement on Form S-4 filed with the SEC on June 16, 2026).

10.3#	Form of Director Indemnification Agreement (incorporated by reference to Exhibit 10.18 of Amendment No. 1 to the Company’s registration statement on Form S-4 filed with the SEC on June 16, 2026).

10.4#+	Employment Agreement, dated as of September 3, 2026, by and between the Xtend Reality Expansion Ltd. and Aviv Shapira.

10.5#+	Employment Agreement, dated as of September 3, 2026, by and between the Xtend Reality Expansion Ltd. and Tal Horesh.

10.6#+	Employment Agreement, dated as of September 3, 2026, by and between the Xtend Reality Expansion Ltd. and Reuven Liani.

10.7#+	Employment Agreement, dated as of September 3, 2026, by and between the Xtend Reality Expansion Ltd. and Amir Ofri.

10.8#+	Employment Agreement, dated as of September 3, 2026, by and between the Xtend Reality Expansion Ltd. and Matteo Shapira.

10.9#+	Employment Agreement, dated as of September 3, 2026, by and between the Xtend Reality Expansion Ltd. and Mor Swiel.

10.10#	Form of 2026 Equity Incentive Plan (incorporated by reference to Exhibit 10.7 of the Company’s registration statement on Form S-4 filed with the SEC on April 28, 2026).

10.11#	2026 Equity Incentive Plan Form of Stock Option Agreement (incorporated by reference to Exhibit 10.9 of the Company’s registration statement on Form S-4 filed with the SEC on April 28, 2026).

10.12#	2026 Equity Incentive Plan Form of Restricted Stock Unit Award Agreement (incorporated by reference to Exhibit 10.10 of the Company’s registration statement on Form S-4 filed with the SEC on April 28, 2026).

10.13#	Form of 2026 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.8 of the Company’s registration statement on Form S-4 filed with the SEC on April 28, 2026).

10.14	Amended and Restated Support Agreement, dated as of July 16, 2026, by and among XTEND Reality Expansion Ltd., American Ventures LLC, Series XIV JFB and, solely with respect to Section 4.4, JFB Construction Holdings (incorporated by reference to Annex D-2 of the Company’s registration statement on Form S-4 filed with the SEC on July 16, 2026).

10.15	First Amendment to Amended and Restated Facility Agreement, dated as of August 31, 2026, by and between Xtend Reality Expansion Ltd. and Bank Hapoalim B.M.

10.16	Letter of Guarantee and Indemnity, dated as of August 31, 2026, between Xtend AI Robotics, Inc. and Bank Hapoalim B.M.

10.17	Xtend Reality Expansion Ltd. 2019 Option Plan.

99.1	Audited consolidated financial statements of Xtend Reality Expansion Ltd. as of December 31, 2025 and 2024 and for the two years ended December 31, 2025 and auditor reports thereon (incorporated by reference to Amendment No. 1 to the Company’s registration statement on Form S-4 filed with the SEC on June 16, 2026).

99.2	Unaudited condensed consolidated financial statements of Xtend Reality Expansion Ltd. as of June 30, 2026 and December 31, 2025 and the six months ended June 30, 2026.

99.3	Audited financial statements of Atlas Aerospace SIA. as of December 31, 2024 and for the year ended December 31, 2024 and auditor reports thereon (incorporated by reference to Amendment No. 1 to the Company’s registration statement on Form S-4 filed with the SEC on June 16, 2026).

99.4	Unaudited condensed financial statements of Atlas Aerospace SIA. as of September 30, 2025 and for the nine months ended September 30, 2025 (incorporated by reference to Amendment No. 1 to the Company’s registration statement on Form S-4 filed with the SEC on June 16, 2026).

99.5	Unaudited pro forma condensed combined financial information as of June 30, 2026, for the year ended December 31, 2025 and for the six months ended June 30, 2026.

99.6	Consent of Ernst & Young LLP.

99.7	Consent of Ernst & Young LLP.

99.8	Consent of M&K CPAS, PLLC.

99.9	Risk Factors of the Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+	Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC.
#	Indicates a management contract or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTEND AI ROBOTICS, INC.

By:	/s/ Aviv Shapira
Name:	Aviv Shapira
Title:	Chief Executive Officer

Date: September 3, 2026